UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐Preliminary Proxy Statement ☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐Definitive Proxy Statement ☒ Definitive Additional Materials ☐Soliciting Material under §240.14a-12 Brilliant Earth Group, Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☒ No fee required ☐Fee paid previously with preliminary materials Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V41121-P06717 BRILLIANT EARTH GROUP, INC. 2024 Annual Meeting Vote by June 11, 2024 11:59 PM Eastern Time BRILLIANT EARTH GROUP, INC. 300 GRANT AVENUE, THIRD FLOOR SAN FRANCISCO, CA 94108 You invested in BRILLIANT EARTH GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 12, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 12, 2024 9:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/BRLT2024